                                 EXHIBIT (14)(b)

                     Consent of PricewaterhouseCoopers LLP

                                     FORM OF
                          INDEPENDENT AUDITOR'S CONSENT

We consent to the reference to our firm in this Combined Prospectus/Proxy Statement filed on Form N-14 under the Securities Act of 1933, pertaining to the proposed combination of AmSouth Funds and ISG Funds.


PricewaterhouseCoopers LLP

Columbus, Ohio
November 19, 1999